UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2020

Henry Schein, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27078	11-3136595
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

135 Duryea Road, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 843-5500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	HSIC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2020, at the Henry Schein, Inc. (the “Company”) 2020 Annual Meeting of Stockholders (the “Annual Meeting”), the Company’s stockholders approved the amendment and restatement of the Company’s Amended and Restated 2013 Stock Incentive Plan (the “2013 Stock Incentive Plan”). The amendment and restatement incorporates the following changes:

•	Change the Name of the Plan. The 2013 Stock Incentive Plan has been renamed the Henry Schein, Inc. 2020 Stock Incentive Plan (the “2020 Incentive Plan”).

•	Increase of the Aggregate Share Reserve. The aggregate share reserve was increased by an additional 5,700,000 shares for a total share reserve of 70,942,657 shares under the 2020 Incentive Plan.

•	Clarification of “Acquisition Event” Provisions. The 2020 Incentive Plan clarifies that the Company shall have the discretion, in connection with an “Acquisition Event” (as defined in the 2020 Incentive Plan), to (i) accelerate the vesting of options and stock appreciation rights, and/or (ii) cash out all other awards, in each case, only if the successor entity does not assume or substitute outstanding awards on a substantially equivalent basis in connection with the Acquisition Event. Additionally, the 2020 Incentive Plan adds certain carveouts to the definition of “Acquisition Event” applicable to awards granted following the stockholder approval of the 2020 Incentive Plan (relating to events that will not constitute an Acquisition Event) to match carveouts found in the definition of “Change of Control” in the 2020 Incentive Plan.

•	Introduce Uniform Minimum Vesting Standards. The 2020 Incentive Plan requires a minimum vesting schedule of at least one year for all new awards under the 2020 Incentive Plan, with no portion of such awards permitted to vest prior to the first anniversary of the date of grant (except that accelerated vesting is permitted in the event of a change of control of the Company or the participant’s death, disability or retirement).

•	No Dividends on Options and Stock Appreciation Rights; Dividends on Unvested Restricted Stock Units Subject to Vesting. The 2020 Incentive Plan expressly prohibits the payment of dividends and dividend equivalents with respect to any awards of options or stock appreciation rights (“SARs”), which has generally been the Company’s practice with respect to awards of options and SARs under the 2013 Stock Incentive Plan. Additionally, the 2020 Incentive Plan requires that dividends or dividend equivalents paid in connection with awards of restricted stock units (“RSUs”) be credited, deferred until, and subject to the satisfaction of vesting of, and be subject to the restrictions applicable to, the underlying RSUs, which has generally been the Company’s practice with respect to awards of RSUs under the 2013 Stock Incentive Plan.

•	Extend the Term. The term of the 2020 Incentive Plan was extended until March 31, 2030 (the 2013 Stock Incentive Plan was scheduled to expire on May 14, 2023).

In addition, the Board of Directors of the Company also adopted certain other minor clarifying amendments to the 2020 Incentive Plan, which did not require stockholder approval, to reflect developments in applicable law and equity compensation practices.

The foregoing summary of the 2020 Incentive Plan does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the 2020 Incentive Plan, which is attached as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders considered: (1) the election of fifteen directors of the Company for terms expiring in 2021; (2) a proposal to amend and restate the Company’s Amended and Restated 2013 Stock Incentive Plan to, among other things, increase the aggregate share reserve and extend the term of the plan to March 31, 2030; (3) a proposal to consider approval, by non-binding vote, of the 2019 compensation paid to the Company’s Named Executive Officers (as defined in the proxy statement) (commonly known as a “say-on-pay” proposal); and (4) the ratification of the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 26, 2020. The voting results at the Annual Meeting, with respect to each of the matters described above, were as follows:

1.	The fifteen directors were elected based upon the following votes:

	For	Against	Abstain	Broker Non-Votes
Barry J. Alperin	110,676,857	13,918,540	99,042	6,085,292
Gerald A. Benjamin	119,526,736	5,068,060	99,643	6,085,292
Stanley M. Bergman	114,975,034	7,863,711	1,855,694	6,085,292
James P. Breslawski	119,507,072	5,079,450	107,917	6,085,292
Paul Brons	119,681,200	4,910,037	103,202	6,085,292
Shira Goodman	124,375,293	218,558	100,588	6,085,292
Joseph L. Herring	124,237,715	354,483	102,241	6,085,292
Kurt P. Kuehn	123,339,198	1,253,287	101,954	6,085,292
Philip A. Laskawy	108,516,865	15,273,146	904,428	6,085,292
Anne H. Margulies	124,496,436	98,987	99,016	6,085,292
Mark E. Mlotek	119,510,299	5,071,649	112,491	6,085,292
Steven Paladino	106,439,508	18,152,300	102,631	6,085,292
Carol Raphael	123,897,801	697,722	98,916	6,085,292
E. Dianne Rekow, DDS, Ph.D.	124,452,315	143,033	99,091	6,085,292
Bradley T. Sheares, Ph.D.	122,992,716	1,599,726	101,997	6,085,292

2.	The proposal to amend and restate the Company’s Amended and Restated 2013 Stock Incentive Plan to, among other things, increase the aggregate share reserve and extend the term of the plan to March 31, 2030 was approved, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
114,952,356	9,617,689	124,394	6,085,292

3.	The 2019 compensation paid to the Company’s Named Executive Officers, commonly known as the “say-on-pay” proposal, was approved, by non-binding vote, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
112,555,031	11,903,582	235,826	6,085,292

4.	The selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 26, 2020 was ratified based upon the following votes:

For	Against	Abstain
123,671,594	7,048,849	59,288

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1	Henry Schein, Inc. Stock Incentive Plan, as amended and restated effective as of May 21, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENRY SCHEIN, INC. (Registrant)

Date: May 26, 2020	By:	/s/ Walter Siegel
	Name:	Walter Siegel
	Title:	Senior Vice President and General Counsel

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